USAA(R) logo appears here.







                              USAA WORLD GROWTH Fund




                                          [Image appears here.]




                                     Semiannual Report

--------------------------------------------------------------------------------
        November 30, 2001

Table of CONTENTS
--------------------------------------------------------------------------------

      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              7

      MANAGERS' COMMENTARY ON THE FUND                                10

      PORTFOLIO HIGHLIGHTS                                            15

      SHAREHOLDER VOTING RESULTS                                      17

      FINANCIAL INFORMATION

         Portfolio of Investments                                     20

         Notes to Portfolio of Investments                            32

         Statement of Assets and Liabilities                          33

         Statement of Operations                                      34

         Statements of Changes in Net Assets                          35

         Notes to Financial Statements                                36

2

USAA
--------------------------------------------------------------------------------
                                Family of FUNDS


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
          EQUITY                     MONEY MARKET                    INDEX
--------------------------------------------------------------------------------
    Aggressive Growth                Money Market          Extended Market Index
(CLOSED TO NEW INVESTORS)
                                Tax Exempt Money Market     Global Titans Index
     Capital Growth
                              Treasury Money Market Trust     Nasdaq-100 Index
    Emerging Markets
                                  State Money Market           S&P 500 Index
   First Start Growth

        Growth                --------------------------------------------------
                                     TAXABLE BOND            ASSET ALLOCATION
    Growth & Income           --------------------------------------------------
                                      GNMA Trust            Balanced Strategy
     Income Stock
                               High-Yield Opportunities    Cornerstone Strategy
    International
                                        Income           Growth and Tax Strategy
    Precious Metals
      and Minerals              Intermediate-Term Bond       Growth Strategy
  (ON OCTOBER 1, 2001,
   THE FUND'S NAME WAS              Short-Term Bond          Income Strategy
  CHANGED FROM GOLD TO
PRECIOUS METALS AND MINERALS.)
                              ---------------------------
 Science & Technology               TAX-EXEMPT BOND
                              ---------------------------
   Small Cap Stock
                                      Long-Term
        Value
                                  Intermediate-Term
    World Growth
                                      Short-Term

                                  State Bond/Income
--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)' ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

IMPORTANT
--------------------------------------------------------------------------------
                                  INFORMATION


               Your annual and semiannual report mailings are streamlined as part of our ongoing efforts to reduce expenses and respond to shareholder requests. We develop mailing lists using criteria such as address, member number, and surname to send one report to each household instead of sending one report to each registered owner. This practice is designed to reduce duplicate copies for many shareholders and their families and save paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to receive one report per registered account owner, you may request this in writing to:

               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours


               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA WORLD GROWTH FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.


               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2002, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                               from the PRESIDENT


[Photograph of the President and
Vice Chairman of the Board, Christopher
W. Claus, appears here.]                                 "
                                             ...WE BELIEVE AN ECONOMIC

                                             RECOVERY IS ON THE HORIZON.

                                           AS 2001 DREW TO A CLOSE, WE WERE

                                            RECEIVING MORE POSITIVE THAN

                                         NEGATIVE SURPRISES FROM THE LEADING

                                                 ECOMONIC INDICATORS.
                                                         "

--------------------------------------------------------------------------------

               As your Fund's semiannual report period ended, investors were still "paying the bill" for the excesses of the 1990s. The U.S. economy continued to struggle through its first recession in a decade, and corporate earnings fell dramatically, resulting in substantial layoffs and labor consolidations. Furthermore, the impact of the Federal Reserve Board's monetary stimulus policy has yet to be fully felt. Typically, the stimulative effects will lag a rate cut by six to 12 months--and there were 11 rate cuts in 2001.

               All in all, 2001 was another difficult year for the markets. Major market indexes declined for a second year in a row, the first time since 1973-74. The Standard & Poor's 500 Index, down more than 9% in 2000, lost another 12% by the end of 2001. The Nasdaq Composite, once the high-flier of the technology boom, lost 21%, but that was only half of its 39% decline in 2000. For its part, the Dow Jones Industrial Average fell 5.4% in 2001, slightly more than its 4.7% drop in 2000.

 ...CONTINUED
--------------------------------------------------------------------------------


               While the decline was worsened by the terrorist attacks of September 11, it is mostly due to poor economic conditions and weak corporate performance. Nonetheless, we believe an economic recovery is on the horizon. As 2001 drew to a close, we were receiving more positive than negative surprises from the leading economic indicators. Unemployment claims have slowed, for example; manufacturing activity has increased. It remains to be seen if these trends will continue, but equity prices are still high relative to corporate earnings, and a rebound in earnings is needed to support strength in the stock market.

               A considerable drag on earnings, however, is the substantial debt on many corporate balance sheets. Furthermore, in paying down the debt, companies will have less money to spend on other things such as labor, goods, and materials. These factors suggest a gradual, rather than dramatic, economic recovery.

               The bond market is already anticipating that recovery. Although short-term rates are at their lowest level in 40 years, long-term rates have moved back up to where they were before the 11 interest rate reductions, indicating that investors expect the Fed to begin raising interest rates. In our view, the Fed is




               THE STANDARD & POOR'S (S&P) 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

               THE NASDAQ COMPOSITE INDEX IS A MARKET-VALUE-WEIGHTED INDEX THAT MEASURES ALL DOMESTIC AND NON-U.S.-BASED SECURITIES LISTED ON THE NASDAQ STOCK MARKET.

               THE DOW JONES INDUSTRIAL AVERAGE IS A PRICE-WEIGHTED AVERAGE OF 30 ACTIVELY TRADED BLUE CHIP STOCKS.

6

 ...CONTINUED
--------------------------------------------------------------------------------
                               from the PRESIDENT


               unlikely to change its policy until a recovery is well under way, and then the rate increases will be moderate--so long as inflation remains low.

               In this very challenging time, USAA had one of the lowest redemption rates in the industry--a tribute to the patience and intellect of our shareholders. Clearly, you understand the importance of staying the course and letting your investments work for you over time, even during the rough spots. Furthermore, many of you are continuing to commit funds you will not need for at least five years to take advantage of buying opportunities.

               On behalf of the entire team at USAA, I would like to thank you for your trust and your business. We are committed to helping you determine and plan your investment goals, and will continue to work hard on your behalf.



               Sincerely,

               \S\ Christopher W. Claus

               Christopher W. Claus
               President and Vice Chairman of the Board







               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

INVESTMENT
--------------------------------------------------------------------------------
                                    OVERVIEW


USAA WORLD GROWTH FUND


OBJECTIVE
--------------------------------------------------------------------------------

               Capital appreciation.


TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               Invests principally in a mix of foreign and domestic equity securities.

--------------------------------------------------------------------------------
                                         11/30/01                  5/31/01
--------------------------------------------------------------------------------
   Net Assets                         $281.6 Million           $320.3 Million
   Net Asset Value Per Share              $14.41                   $15.90


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/01
--------------------------------------------------------------------------------
    5/31/01 to 11/30/01*   1 YEAR     5 YEARS      SINCE INCEPTION ON 10/1/92
          -9.37%          -15.53%      3.44%                 8.05%

*TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS SIX-MONTH RETURN IS CUMULATIVE.


               TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

8

 ...CONTINUED
--------------------------------------------------------------------------------
                                    OVERVIEW


                       CUMULATIVE PERFORMANCE COMPARISON
                        ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA World Growth Fund, the Morgan Stanley Capital International(MSCI) World Index, the Lipper Global Funds Average, and the Lipper Global Funds Index for the period of 10/1/92 through 11/30/01. The data points from the graph are as follows:

                  USAA WORLD          MSCI           LIPPER          LIPPER
                  GROWTH FUND         INDEX          AVERAGE         INDEX
                  -----------         -----          -------         ------

10/01/92            $10,000           $10,000        $10,000         $10,000
11/30/92             10,140             9,897         10,127          10,048
05/31/93             11,260            11,586         11,483          11,405
11/30/93             11,859            11,651         12,626          12,497
05/31/94             12,773            12,700         13,536          13,393
11/30/94             12,885            12,718         13,525          13,379
05/31/95             13,317            14,020         14,381          13,926
11/30/95             14,114            15,061         15,396          14,863
05/31/96             16,303            16,516         17,194          16,684
11/30/96             17,172            17,877         18,209          17,583
05/31/97             18,998            19,332         19,894          19,234
11/30/97             19,282            20,118         20,321          19,842
05/31/98             22,092            23,201         23,530          22,894
11/30/98             20,181            24,139         22,610          22,094
05/31/99             22,547            26,249         24,352          23,944
11/30/99             25,844            29,262         28,677          27,687
05/31/00             27,640            29,818         30,151          29,658
11/30/00             24,071            27,026         27,437          27,345
05/31/01             22,434            25,362         25,834          26,205
11/30/01             20,332            22,699         23,074          23,370

DATA SINCE INCEPTION ON 10/1/92 THROUGH 11/30/01.


NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS.

 ...CONTINUED
--------------------------------------------------------------------------------


               The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA World Growth Fund to the following benchmarks:

               - The Morgan Stanley Capital International (MSCI) World Index, an
                 unmanaged index that reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

               - The Lipper Global Funds Average,  an average  performance level of all global funds, reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.

               - The Lipper  Global Funds  Index,  which tracks the total return performance of the 30 largest funds within the Lipper Global Funds category.

10

MANAGERS'
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


[Photograph of the Portfolio
Managers, appears here.]

                              From left to right: Albert C. Sebastian, CFA
                              (Foreign Securities);

                              Kevin P. Moore, (Foreign Securities); and

                              William Van Arnum, CFA (Domestic Securities).

--------------------------------------------------------------------------------



FUND PERFORMANCE
--------------------------------------------------------------------------------

               For the six-month period ended November 30, 2001, your USAA World Growth Fund's total return was -9.37%, compared to the Lipper Global Funds average return of -11.11% and the Morgan Stanley Capital International (MSCI) World Index return of -10.50%. The Fund's performance was positively affected by its overweight position in European and Canadian equities and its underweight position in Japan. The Fund also benefited from stock selection in international markets.

               On behalf of the portfolio managers, analysts, and traders, we would like to thank you for continued support of the USAA World Growth Fund. We recognize that you have investment choices, and we appreciate your allowing us the opportunity to help you with your investment needs.






               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               REFER TO PAGE 9 FOR THE LIPPER AVERAGE AND MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX DEFINITIONS.

 ...CONTINUED
--------------------------------------------------------------------------------


DEVELOPED MARKETS (EXCEPT JAPAN)
--------------------------------------------------------------------------------

               European equity markets were down for the period but did outperform other international markets. Some of the more defensive areas of the portfolio, such as consumer staples and health care, performed the best during the period. Stock selection was particularly favorable in the energy and the consumer staples sectors. Two of our better-performing holdings were oil service companies, both of which were acquired by a competitor.

               Canada was the only region in the portfolio to have a positive return. Stock selection was excellent, with the financial and energy sectors contributing positively to performance. Also, Canadian National Railway, one of the Fund's largest positions, performed particularly well over the period.

               We continue to view Europe and Canada positively, because their economies will probably grow faster than the U.S. economy next year. Along with the United States, Canada and many European countries are lowering both corporate and individual taxes. In Europe, there is more room for the European Central Bank to reduce rates next year. Canada will be one of the few countries to have both a current account and a government budget surplus in 2002.


JAPAN
--------------------------------------------------------------------------------

               Japan underperformed most other developed markets for the period because the country's government failed to address



               YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 20-31.

12

MANAGERS'
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


               the problems in its banking system. In fact, estimates of non-performing loans increased substantially during the year. The Fund was significantly underweighted in Japanese equities and had no exposure to bank stocks. However, the relative performance of our Japanese portfolio did exceed the comparable benchmarks significantly.

               We are less positive about Japan than about other developed markets because of the high level of non-performing loans that has not been adequately disclosed to the marketplace. Japan already has zero short-term interest rates and a large government budget deficit. As a result, it has few policy tools at its disposal to mitigate an economic recession. We expect further corporate bankruptcy and poor economic growth in the years ahead for Japan.


EMERGING MARKETS
--------------------------------------------------------------------------------

               Equities in emerging markets were down over the period; however, there were considerable differences across regions. Asian markets, although suffering from slowing export growth, did provide some of the better relative returns during the period. The markets of Eastern Europe, the Mediterranean, and Africa had the best performance in emerging markets because of their defensive qualities and strong domestic growth. Latin markets were negatively affected both by the slowing U.S. economy and the worsening situation in Argentina.

               In general, the short-term valuations in global equity markets look decidedly better as a result of the fall in equity prices over the last year and a half and lower short- and long-term interest rates. The outlook for emerging markets is favorable as signs of

 ...CONTINUED
--------------------------------------------------------------------------------


               resumption in global growth begin to emerge. Inflation is not a problem in developing countries; this factor, combined with low interest rates and ample local liquidity, should provide a strong foundation for equity markets. While Brazil has diverged somewhat from Argentina, Mexico's fate is clearly tied to the U.S. economy. The Russian market continues to look attractive despite the fall in oil prices, and the Turkish economy appears to have survived the worst of its slowdown. We believe that industrial companies could potentially benefit in the coming year as well as financial and selected technology companies.


UNITED STATES
--------------------------------------------------------------------------------

               During the past six months, market conditions for domestic securities were about as tough as they get, as witnessed by poor fundamentals in the technology sector, rising inventory, falling productivity and economic output, rising unemployment, and terrorist attacks--finally resulting in an official recession. None of this news is good, and the combination of all of these factors had a depressing effect on stock prices. The U.S. portion of your Fund slightly underperformed the S&P 500 Index during the past six months. The overriding reason for this performance was the heavy weighting in technology stocks during most of this period.

               Looking forward, there are reasons for optimism. First, the Federal Reserve Board (the Fed) and the government are on the side of the investor. Fed Chairman Alan Greenspan has



               THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

14

MANAGERS'
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


               aggressively cut interest rates, and Congress is attempting to provide stimulus to the economy. Also, recessions have historically proven to be excellent buying opportunities. Although the timing is difficult to predict, the economy should eventually benefit from these actions. In addition, companies are not sitting still, waiting for demand to improve, but are aggressively cutting costs and excess capacity. Because inflation does not appear to be a problem, there is good reason to believe that the Fed's previous interest rate cuts will have a positive impact on demand, and industry cost-cutting efforts should reduce supply. These actions could potentially help set up our investments for a nice recovery.

               We are not attempting to time this recovery or place a large overweighting in technology. Rather, we are trying to buy superior companies that have been temporarily hurt by an economic slowdown. When a recovery is under way, our investments in economically sensitive technology and capital goods companies, as well as our stock-market-sensitive financial companies, should be positively affected. Our long-term strategy is to buy what we consider "franchises." These are companies with large barriers to entry and superior business models that can sustain competitive intensity with products or services that have low threats of substitution or obsolescence. We are also attempting to buy companies with large opportunities to deploy shareholder capital at superior rates of return. Finally, we want to invest with management teams that have proven to be efficient capital allocators, have conservative accounting policies, and run their business like owners do.



               FOREIGN  INVESTING  IS  SUBJECT  TO  ADDITIONAL  RISKS,  SUCH  AS
               CURRENCY   FLUCTUATIONS,   MARKET   ILLIQUIDITY,   AND  POLITICAL
               INSTABILITY.

PORTFOLIO
--------------------------------------------------------------------------------
                                   HIGHLIGHTS


 ----------------------------------------------
                TOP 10 INDUSTRIES
                (% OF NET ASSETS)
 ----------------------------------------------

   Pharmaceuticals                        11.1%

   Banks                                   8.1%

   Diversified Financial Services          4.8%

   Multi-Line Insurance                    4.6%

   Integrated Oil & Gas                    4.5%

   Integrated Telecommunication Svcs.      4.4%

   Telecommunication Equipment             3.7%

   Specialty Chemicals                     2.8%

   Semiconductors                          2.6%

   Railroads                               2.6%
 ----------------------------------------------

 ------------------------------------------------
                TOP 10 EQUITY HOLDINGS
                 (% OF NET ASSETS)
 ------------------------------------------------

   Canadian National Railway Co.            1.9%

   Nokia Corp. ADR                          1.9%

   Microsoft Corp.                          1.8%

   Comcast Corp.                            1.5%

   Dell Computer Corp.                      1.5%

   Nordea AB                                1.5%

   General Electric Co.                     1.4%

   Akzo Nobel N.V.                          1.3%

   ING Groep N.V.                           1.2%

   Koninklijke Philips Electronics N.V.     1.2%

 ------------------------------------------------


YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 20-31.

16

 ...CONTINUED
--------------------------------------------------------------------------------
                                   HIGHLIGHTS


                                ASSET ALLOCATION
                                     11/30/01

A pie chart is shown here depicting the Asset Allocation as of November 30, 2001 of the USAA World Growth Fund to be:

United States - 37.5%; Other* - 21.2%; United Kingdom - 10.7%; Japan - 7.1%; Canada - 6.2%; Netherlands - 6.0%; France 4.5%; Germany - 3.1%; and Sweden - 3.1%.

*Includes countries with less than 3% of the portfolio and money market instruments.







     PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.


YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 20-31.

SHAREHOLDER
--------------------------------------------------------------------------------
                                 Voting RESULTS


               On July 20, 2001, a special meeting of shareholders was held to vote on a number of proposals relating to USAA mutual funds. Shareholders of record on May 25, 2001, were entitled to vote on each proposal shown below. All proposals were approved by the shareholders.

               The following proposals and voting results pertain to one or more series within USAA Investment Trust (the Trust). Votes shown for Proposal 1 are for the entire series of the Trust. Votes shown for Proposals 2A through 2E and Proposal 4 are for the USAA World Growth Fund, a series of the Trust.



PROPOSAL 1
--------------------------------------------------------------------------------

               Proposal to elect Trustees as follows:


                                                                       VOTES
               TRUSTEES                     VOTES FOR                 WITHHELD
               -----------------------------------------------------------------

               Robert G. Davis              239,347,773              5,469,150

               Christopher W. Claus         239,347,357              5,469,566

               David G. Peebles             239,347,773              5,469,150

               Michael F. Reimherr          239,347,773              5,469,150

               Richard A. Zucker            239,347,571              5,469,352

               Barbara B. Dreeben           239,347,963              5,468,960

               Robert L. Mason, Ph.D.       239,347,571              5,469,352

               Laura T. Starks, Ph.D.       239,347,571              5,469,352

18

 ...CONTINUED
--------------------------------------------------------------------------------
                                 Voting RESULTS


PROPOSAL 2A
--------------------------------------------------------------------------------

               Proposal to approve the elimination of the investment restriction regarding investments in a single issuer.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                 13,283,978       771,191       210,100           66,239


PROPOSAL 2B
--------------------------------------------------------------------------------

               Proposal to approve the elimination of the investment restriction
               regarding  the  purchase  of   securities  of  other   investment
               companies.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                 13,481,097       634,114       150,059           66,238


PROPOSAL 2C
--------------------------------------------------------------------------------

               Proposal to approve the amendment of the investment restriction regarding the issuance of senior securities.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                 13,251,868       813,479       199,922           66,239

 ...CONTINUED
--------------------------------------------------------------------------------


PROPOSAL 2D
--------------------------------------------------------------------------------

               Proposal to approve the amendment of the investment restriction regarding the purchase or sale of commodities.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                 12,939,158      1,165,434      160,678           66,238


PROPOSAL 2E
--------------------------------------------------------------------------------

               Proposal to approve the amendment of the investment restriction regarding the purchase or sale of real estate.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                 13,358,338       769,053       137,879           66,238


PROPOSAL 4
--------------------------------------------------------------------------------

               Proposal to approve a new advisory agreement with USAA Investment Management Company.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                 13,563,531       492,576       209,163           66,238

20

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS


USAA WORLD GROWTH FUND
NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
 NUMBER                                                                    VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------

            INTERNATIONAL STOCKS (59.1%)

            AUSTRIA (0.6%)
   21,400   Boehler Uddeholm AG                                          $   853
    8,500   VA Technologie AG                                                171
   23,883   Vienna Airport (Flughafen Wien) AG                               642
--------------------------------------------------------------------------------
                                                                           1,666
--------------------------------------------------------------------------------
            BRAZIL (0.5%)
    9,900   Aracruz Celulose S.A. ADR (Preferred)                            173
2,270,000   Banco Itau S.A. (Preferred)                                      157
    4,900   Brasil Telecom Participacoes S.A. ADR (Preferred)                173
    4,200   Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR
              (Preferred)                                                     78
    5,700   Companhia de Bebidas das Americas ADR (Preferred)                112
    9,000   Companhia Paranaense de Energia-Copel ADR (Preferred)             56
    4,700   Companhia Vale do Rio Doce (Preferred) "A"                        99
  161,000   Eletropaulo Metropolitana S.A. (Preferred)                         5
   12,260   Petroleo Brasileiro S.A. (Preferred)                             240
   22,400   Tele Norte Leste Participacoes S.A. ADR (Preferred)              297
--------------------------------------------------------------------------------
                                                                           1,390
--------------------------------------------------------------------------------
            CANADA (6.2%)
   30,300   Bank of Montreal                                                 665
   55,985   C-MAC Industries, Inc. *                                       1,447
   66,800   Canadian Imperial Bank of Commerce                             2,294
  122,300   Canadian National Railway Co.                                  5,455
   55,500   Manulife Financial Corp.                                       1,532
   72,000   Nexen, Inc.                                                    1,452
   25,700   Nortel Networks Corp.                                            200
   40,300   Sun Life Financial Services                                      936
   90,500   Suncor Energy, Inc.                                            2,709
   32,800   Toronto-Dominion Bank                                            825
--------------------------------------------------------------------------------
                                                                          17,515
--------------------------------------------------------------------------------
            CHILE (0.0%)A
    3,200   Compania de Telecomunicaciones de Chile S.A. ADR *                37
--------------------------------------------------------------------------------

            CHINA (0.1%)
  100,000   China Mobile Ltd. *                                              353
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA WORLD GROWTH FUND
NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
 NUMBER                                                                    VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------

            DENMARK (0.6%)
   47,500   TDC A/S "B"                                                  $ 1,658
--------------------------------------------------------------------------------

            FINLAND (2.9%)
   93,677   Metso OYJ                                                        902
  230,200   Nokia Corp. ADR                                                5,297
   58,450   Perlos Corp.                                                     623
  179,000   Sampo OYJ "A"                                                  1,409
--------------------------------------------------------------------------------
                                                                           8,231
--------------------------------------------------------------------------------
            FRANCE (4.5%)
   22,500   Accor S.A.                                                       746
   36,709   Aventis S.A.                                                   2,565
   48,105   CNP Assurances                                                 1,551
   11,617   Eramet Group                                                     367
   86,000   Gemplus International S.A. *                                     243
   34,000   Renault S.A.                                                   1,170
   17,700   Rhodia S.A.                                                      169
   12,119   Technip-Coflexip S.A.                                          1,427
   44,421   Technip-Coflexip S.A. ADR *                                    1,339
   47,774   Total Fina S.A. ADR                                            3,062
--------------------------------------------------------------------------------
                                                                          12,639
--------------------------------------------------------------------------------
            GERMANY (3.1%)
   24,400   Bayerische Hypo Vereinsbank AG                                   783
   34,800   Continental AG                                                   421
   59,750   E. On AG                                                       2,982
   24,600   Infineon Technologies AG                                         483
    5,400   Infineon Technologies AG ADR                                     106
   47,200   Merck KGaA                                                     1,776
   16,140   SAP AG                                                         1,995
   10,900   SAP AG ADR                                                       338
--------------------------------------------------------------------------------
                                                                           8,884
--------------------------------------------------------------------------------
            HONG KONG (0.5%)
  376,500   Amoy Properties Ltd.                                             381
   65,000   Cathay Pacific Airways Ltd.                                       79
  104,000   CITIC Pacific Ltd.                                               229
  165,000   Esprit Holdings Ltd.                                             183
   19,300   Hutchison Whampoa Ltd.                                           178
   39,000   Sun Hung Kai Properties Ltd.                                     286
--------------------------------------------------------------------------------
                                                                           1,336
--------------------------------------------------------------------------------

22

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA WORLD GROWTH FUND
NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
 NUMBER                                                                    VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------

            HUNGARY (0.0%)A
    3,000   MOL Magyar Olaj - es Gazipari Rt.                            $    54
--------------------------------------------------------------------------------

            INDIA (0.4%)
   36,600   Associated Cement Co. Ltd.                                       131
   27,200   Bharat Heavy Electricals Ltd.                                     83
   30,300   Bharat Petroleum Corp. Ltd.                                      120
    5,800   Dr. Reddy's Laboratories Ltd.                                    115
    7,200   HDFC Bank Ltd. ADR *                                             102
    9,000   Hero Honda Motors Ltd.                                            46
    1,000   Infosys Technologies Ltd.                                         81
   10,400   Nestle India Ltd.                                                107
   26,080   Reliance Industries Ltd.                                         158
   28,600   Satyam Computer Services Ltd.                                    127
--------------------------------------------------------------------------------
                                                                           1,070
--------------------------------------------------------------------------------
            ISRAEL (0.2%)
    2,700   Check Point Software Technologies Ltd. *                         104
    2,000   Taro Pharmaceutical Industries Ltd. *                             72
    5,000   Teva Pharmaceutical Industries Ltd. ADR                          292
--------------------------------------------------------------------------------
                                                                             468
--------------------------------------------------------------------------------
            ITALY (2.8%)
   25,000   ENI S.p.A.                                                       294
   47,000   ENI S.p.A. ADR                                                 2,783
  224,500   Italgas S.p.A.                                                 2,011
   65,300   Telecom Italia S.p.A.                                            556
  442,400   Telecom Italia S.p.A. Savings                                  2,239
--------------------------------------------------------------------------------
                                                                           7,883
--------------------------------------------------------------------------------
            JAPAN (7.1%)
   32,000   Daibiru Corp.                                                    188
   54,000   Fujitsu Ltd.                                                     446
   32,000   Ito-Yokado Co. Ltd.                                            1,436
   20,200   Meitec Corp.                                                     552
   96,000   Mitsui Fudosan Co. Ltd.                                          876
   26,500   Murata Manufacturing Co. Ltd.                                  1,791
  182,000   Nikko Cordial Corp.                                              960
      338   Nippon Telegraph & Telephone Corp. (NTT)                       1,399
       71   NTT Mobile Communication Network, Inc.                           928
   32,400   Paris Miki, Inc.                                                 960
   25,450   Sanix, Inc.                                                    1,111

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA WORLD GROWTH FUND
NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
 NUMBER                                                                    VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------

   34,000   Shin-Etsu Chemical Co. Ltd.                                  $ 1,286
   25,300   Sony Corp.                                                     1,193
  196,000   Sumitomo Corp.                                                 1,072
   55,000   Sumitomo Electric Industries Ltd.                                458
   60,000   Takeda Chemical Industries Ltd.                                2,737
  168,000   Toshiba Corp.                                                    717
      403   West Japan Railway Co.                                         1,766
--------------------------------------------------------------------------------
                                                                          19,876
--------------------------------------------------------------------------------
            KOREA (0.8%)
   12,000   Daeduck Electronics Co. Ltd.                                     116
    4,600   Hyundai Mobis                                                     65
    4,500   Hyundai Motor Co. Ltd.                                            90
   15,600   Hyundai Securities Co. *                                         138
   13,371   Kookmin Bank                                                     517
   11,643   Korea Telecom Corp. ADR                                          271
    4,000   Samsung Electro Mechanics Co. Ltd.                               120
    1,688   Samsung Electronics Co. Ltd.                                     290
   34,200   Samsung Heavy Industries Co. Ltd. *                              105
    4,500   Samsung SDI Co. Ltd.                                             206
    5,400   Samsung Securities Co. Ltd. *                                    191
    1,600   Shinsegae Co. Ltd.                                               143
--------------------------------------------------------------------------------
                                                                           2,252
--------------------------------------------------------------------------------
            MALAYSIA (0.1%)
  114,000   IJM Corp. Bhd                                                    125
   49,000   Tanjong plc                                                      108
--------------------------------------------------------------------------------
                                                                             233
--------------------------------------------------------------------------------
            MEXICO (0.6%)
   22,500   America Movil S.A. de C.V. ADR "L"                               390
    9,100   Cemex S.A. de C.V. ADR                                           230
    7,600   Fomento Economico Mexicano S.A. de C.V. ADR                      259
  102,400   Grupo Financiero Banorte S.A. de C.V. *                          194
  426,700   Grupo Financiero BBVA Bancomer S.A. de C.V. *                    328
   39,600   Grupo Modelo S.A. de C.V. "C"                                     90
      800   Grupo Televisa S.A. de C.V. ADR *                                 28
    8,000   Telefonos de Mexico S.A. de C.V. ADR "L"                         268
--------------------------------------------------------------------------------
                                                                           1,787
--------------------------------------------------------------------------------
            NETHERLANDS (6.0%)
   80,400   Akzo Nobel N.V.                                                3,626
   56,800   Fortis NL N.V.                                                 1,326

24

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA WORLD GROWTH FUND
NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
 NUMBER                                                                    VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------

   26,500   Gucci Group N.V.                                             $ 2,352
  125,100   ING Groep N.V.                                                 3,272
    5,500   Koninklijke Ahold  N.V.                                          163
   55,779   Koninklijke KPN N.V. *                                           255
  125,691   Koninklijke Philips Electronics N.V.                           3,402
   16,200   Oce-van der Grinten N.V.                                         148
   94,900   Versatel Telecom N.V. *                                          113
   35,100   VNU N.V.                                                       1,132
   64,700   Vopak Kon N.V.                                                 1,019
--------------------------------------------------------------------------------
                                                                          16,808
--------------------------------------------------------------------------------
            NORWAY (0.9%)
  125,000   DNB Holdings ASA                                                 522
  123,998   Statoil ASA *                                                    806
  222,000   Storebrand ASA                                                 1,229
--------------------------------------------------------------------------------
                                                                           2,557
--------------------------------------------------------------------------------
            POLAND (0.0%)A
   13,400   Telekomunikacja Polska S.A. *                                     50
--------------------------------------------------------------------------------

            PORTUGAL (1.8%)
  448,152   Banco Comercial Portugues S.A. *                               1,843
  143,000   Brisa-Auto Estrada de Portugal S.A.                            1,217
  169,830   Portugal Telecom S.A. ADR                                      1,277
   77,736   Telecel-Comunicacoes Pessoais S.A. *                             606
--------------------------------------------------------------------------------
                                                                           4,943
--------------------------------------------------------------------------------
            RUSSIA (0.1%)
1,500,000   Mosenergo                                                         53
    8,200   Surgutneftegaz ADR                                               112
  519,900   Unified Energy Systems *                                          75
    9,900   YUKOS Oil Co.                                                     43
--------------------------------------------------------------------------------
                                                                             283
--------------------------------------------------------------------------------
            SINGAPORE (0.3%)
   75,000   City Developments Ltd.                                           197
   42,000   DBS Group Holdings Ltd.                                          262
  151,000   Keppel Land Corp. Ltd.                                           136
  109,900   SembCorp Industries Ltd.                                          84
   39,400   Singapore Airlines Ltd.                                          202
--------------------------------------------------------------------------------
                                                                             881
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA WORLD GROWTH FUND
NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
 NUMBER                                                                    VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------

            SOUTH AFRICA (0.4%)
   22,600   Anglo American plc                                           $   340
   17,400   Gold Fields Ltd. ADR                                              80
    4,300   Impala Platinum Holdings Ltd.                                    179
    9,300   Sappi Ltd.                                                        98
   21,700   SASOL Ltd.                                                       179
    8,200   South African Breweries plc                                       54
   29,000   Standard Bank Investment Corp. Ltd.                               82
--------------------------------------------------------------------------------
                                                                           1,012
--------------------------------------------------------------------------------
            SPAIN (2.5%)
  115,937   Altadis S.A.                                                   1,849
  181,193   Banco Bilbao Vizcaya Argentaria S.A.                           2,230
   92,550   Repsol S.A.                                                    1,301
   41,643   Telefonica de Espana S.A. ADR *                                1,662
--------------------------------------------------------------------------------
                                                                           7,042
--------------------------------------------------------------------------------
            SWEDEN (3.1%)
  109,000   Autoliv, Inc. GDR                                              2,023
  837,940   Nordea AB                                                      4,163
   83,280   Skandinaviska Enskilda Banken "A"                                734
  361,886   Swedish Match AB                                               1,815
--------------------------------------------------------------------------------
                                                                           8,735
--------------------------------------------------------------------------------
            SWITZERLAND (1.8%)
   54,160   Novartis AG                                                    1,908
    2,580   Sulzer AG                                                        382
   53,222   Syngenta AG *                                                  2,708
--------------------------------------------------------------------------------
                                                                           4,998
--------------------------------------------------------------------------------
            TAIWAN (0.5%)
   11,500   Asustek Computer, Inc.                                            46
  341,000   Bank Sinopac *                                                   134
   77,000   Delta Electronics, Inc.                                          104
   28,000   Hon Hai Precision Industry Co. Ltd.                              118
   14,000   MediaTek, Inc.                                                   165
   78,750   Quanta Computer, Inc.                                            183
  176,660   Taiwan Semiconductor Manufacturing Co. *                         375
  173,000   United Microelectronics *                                        198
--------------------------------------------------------------------------------
                                                                           1,323
--------------------------------------------------------------------------------
            TURKEY (0.0%)A
2,800,000   Arcelik A.S.                                                      23
5,200,000   Trakya Cam Sanayii A.S.                                           22

26

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA WORLD GROWTH FUND
NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
  NUMBER                                                                   VALUE
 OF SHARES  SECURITY                                                       (000)
--------------------------------------------------------------------------------

     1,400  Turkcell Iletisim Hizmetleri A.S. ADR *                      $    21
10,200,000  Vestel Elektronik Sanayi A.S. *                                   22
--------------------------------------------------------------------------------
                                                                              88
--------------------------------------------------------------------------------
            UNITED KINGDOM (10.7%)
    46,900  AstraZeneca Group plc                                          2,096
   494,400  BHP Billiton plc                                               2,375
    29,000  BOC Group plc                                                    439
   134,500  Cable & Wireless plc                                             633
   319,900  Cadbury Schweppes plc                                          2,029
   134,786  Celltech Group plc *                                           1,726
   179,600  CGNU plc                                                       2,139
   900,000  Cookson Group plc                                              1,007
   490,000  Corporate Services Group plc *                                   230
    35,600  GlaxoSmithkline plc ADR                                        1,809
   184,300  HBOS plc                                                       2,167
   375,000  Old Mutual plc                                                   566
    91,800  Powergen plc                                                     970
   213,000  Reckitt Benckiser plc                                          2,802
   162,886  Reuters Group plc                                              1,581
   132,800  Royal Bank Scotland Group plc                                  3,076
   144,000  Safeway plc                                                      629
   468,700  Tomkins plc                                                    1,303
    12,000  Vodafone Group plc ADR                                           304
   237,722  WPP Group plc                                                  2,321
--------------------------------------------------------------------------------
                                                                          30,202
--------------------------------------------------------------------------------
            Total international stocks (cost: $148,657)                  166,254
--------------------------------------------------------------------------------

            U.S. STOCKS (37.5%)

            ADVERTISING (0.4%)
    13,000  Omnicom Group, Inc.                                            1,116
--------------------------------------------------------------------------------

            AEROSPACE & DEFENSE (0.3%)
    11,000  General Dynamics Corp.                                           915
--------------------------------------------------------------------------------

            APPLICATION SOFTWARE (0.5%)
    28,000  BEA Systems, Inc. *                                              470
    14,000  Electronic Arts, Inc. *                                          847
--------------------------------------------------------------------------------
                                                                           1,317
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA WORLD GROWTH FUND
NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
 NUMBER                                                                    VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------

            BANKS (0.9%)
   42,000   Northern Trust Corp.                                         $ 2,429
--------------------------------------------------------------------------------

            BIOTECHNOLOGY (0.9%)
    8,000   Amgen, Inc. *                                                    531
   11,000   Genentech, Inc. *                                                632
    5,000   Human Genome Sciences, Inc. *                                    212
   12,000   IDEC Pharmaceuticals Corp. *                                     844
   10,000   Millennium Pharmaceuticals, Inc. *                               341
--------------------------------------------------------------------------------
                                                                           2,560
--------------------------------------------------------------------------------

            BREWERS (0.4%)
   24,000   Anheuser-Busch Companies, Inc.                                 1,034
--------------------------------------------------------------------------------

            BROADCASTING & CABLE TV (2.5%)
   60,000   Clear Channel Communications, Inc. *                           2,804
  113,000   Comcast Corp. "A" *                                            4,294
--------------------------------------------------------------------------------
                                                                           7,098
--------------------------------------------------------------------------------

            COMPUTER & ELECTRONIC RETAIL (0.7%)
   28,000   Best Buy Co., Inc. *                                           1,999
--------------------------------------------------------------------------------

            COMPUTER HARDWARE (2.3%)
  148,000   Dell Computer Corp. *                                          4,134
   18,000   IBM Corp.                                                      2,081
   95,000   Palm, Inc. *                                                     331
--------------------------------------------------------------------------------
                                                                           6,546
--------------------------------------------------------------------------------

            CONSTRUCTION MATERIALS (0.5%)
   31,000   Vulcan Materials Co.                                           1,434
--------------------------------------------------------------------------------

            DATA PROCESSING SERVICES (1.3%)
   21,000   Automatic Data Processing, Inc.                                1,165
   33,000   First Data Corp.                                               2,417
--------------------------------------------------------------------------------
                                                                           3,582
--------------------------------------------------------------------------------

            DIVERSIFIED FINANCIAL SERVICES (1.5%)
   84,000   Charles Schwab Corp.                                           1,206
   24,900   Moody's Corp.                                                    863
   39,000   Morgan Stanley Dean Witter & Co.                               2,165
--------------------------------------------------------------------------------
                                                                           4,234
--------------------------------------------------------------------------------

28

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA WORLD GROWTH FUND
NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
 NUMBER                                                                    VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------

            DRUG RETAIL (0.3%)
   23,000   Walgreen Co.                                                 $   759
--------------------------------------------------------------------------------

            FOOD RETAIL (0.4%)
   25,000   Safeway, Inc. *                                                1,114
--------------------------------------------------------------------------------

            GENERAL MERCHANDISE STORES (1.1%)
   55,000   Wal-Mart Stores, Inc.                                          3,033
--------------------------------------------------------------------------------

            HEALTH CARE EQUIPMENT (0.6%)
   15,000   Baxter International, Inc.                                       780
   16,000   Medtronic, Inc.                                                  756
--------------------------------------------------------------------------------
                                                                           1,536
--------------------------------------------------------------------------------

            HEALTH CARE FACILITIES (0.3%)
   24,000   HCA-The Healthcare Co.                                           931
--------------------------------------------------------------------------------

            HOTELS (0.7%)
   76,000   Starwood Hotels & Resorts Worldwide, Inc.                      2,063
--------------------------------------------------------------------------------

            HOUSEHOLD PRODUCTS (0.5%)
   25,000   Colgate-Palmolive Co.                                          1,459
--------------------------------------------------------------------------------

            INDUSTRIAL CONGLOMERATES (1.5%)
  106,000   General Electric Co.                                           4,081
--------------------------------------------------------------------------------

            INSURANCE BROKERS (0.8%)
   22,000   Marsh & McLennan Companies, Inc.                               2,353
--------------------------------------------------------------------------------

            INTEGRATED OIL & GAS (0.4%)
   27,000   Exxon Mobil Corp.                                              1,010
--------------------------------------------------------------------------------

            INTEGRATED TELECOMMUNICATION SERVICES (0.5%)
  105,000   WorldCom Group, Inc. *                                         1,527
--------------------------------------------------------------------------------

            MOVIES & ENTERTAINMENT (0.8%)
   63,000   AOL Time Warner, Inc. *                                        2,199
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA WORLD GROWTH FUND
NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
 NUMBER                                                                    VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------

            MULTI-LINE INSURANCE (0.8%)
   28,000   American International Group, Inc.                           $ 2,307
--------------------------------------------------------------------------------

            MULTI-UTILITIES (0.3%)
   32,000   Dynegy, Inc. "A"                                                 971
--------------------------------------------------------------------------------

            NETWORKING EQUIPMENT (0.4%)
   51,000   Cisco Systems, Inc. *                                          1,042
--------------------------------------------------------------------------------

            OIL & GAS EXPLORATION AND PRODUCTION (0.2%)
   10,000   Anadarko Petroleum Corp.                                         519
--------------------------------------------------------------------------------

            OIL & GAS EQUIPMENT & SERVICES (0.2%)
   17,000   Baker Hughes, Inc.                                               561
--------------------------------------------------------------------------------

            PACKAGED FOODS (0.3%)
   18,000   Wrigley, Wm. Jr. Co.                                             910
--------------------------------------------------------------------------------

            PAPER PACKAGING (0.9%)
   54,000   Sealed Air Corp. *                                             2,479
--------------------------------------------------------------------------------

            PERSONAL PRODUCTS (0.4%)
   37,000   Gillette Co.                                                   1,210
--------------------------------------------------------------------------------

            PHARMACEUTICALS (5.8%)
   21,000   Allergan, Inc.                                                 1,585
   50,000   American Home Products Corp.                                   3,005
   51,000   Bristol-Myers Squibb Co.                                       2,742
   20,000   Eli Lilly & Co.                                                1,653
   34,000   Johnson & Johnson, Inc.                                        1,981
   32,000   Merck & Co., Inc.                                              2,168
   73,000   Pfizer, Inc.                                                   3,162
--------------------------------------------------------------------------------
                                                                          16,296
--------------------------------------------------------------------------------

            PROPERTY & CASUALTY INSURANCE (1.1%)
       37   Berkshire Hathaway, Inc. "A" *                                 2,590
      250   Berkshire Hathaway, Inc. "B" *                                   583
--------------------------------------------------------------------------------
                                                                           3,173
--------------------------------------------------------------------------------

30

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA WORLD GROWTH FUND
NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
 NUMBER                                                                    VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------

            SEMICONDUCTOR EQUIPMENT (0.5%)
   34,000   Applied Materials, Inc. *                                   $  1,351
--------------------------------------------------------------------------------

            SEMICONDUCTORS (2.1%)
   91,000   Intel Corp.                                                    2,972
   15,000   Intersil Corp. "A" *                                             501
   35,000   Linear Technology Corp.                                        1,436
   34,000   Texas Instruments, Inc.                                        1,090
--------------------------------------------------------------------------------
                                                                           5,999
--------------------------------------------------------------------------------

            SOFT DRINKS (0.4%)
   23,000   Coca-Cola Co.                                                  1,080
--------------------------------------------------------------------------------

            SPECIALTY STORES (0.6%)
   58,000   Tiffany & Co.                                                  1,670
--------------------------------------------------------------------------------

            SYSTEMS SOFTWARE (2.0%)
   80,000   Microsoft Corp. *                                              5,137
   15,000   VERITAS Software Corp. *                                         583
--------------------------------------------------------------------------------
                                                                           5,720
--------------------------------------------------------------------------------

            TELECOMMUNICATION EQUIPMENT (1.4%)
   18,000   CIENA Corp. *                                                    320
   67,000   JDS Uniphase Corp. *                                             675
   52,000   QUALCOMM, Inc. *                                               3,053
--------------------------------------------------------------------------------
                                                                           4,048
--------------------------------------------------------------------------------
            Total U.S. stocks (cost: $93,691)                            105,665
--------------------------------------------------------------------------------


PRINCIPAL                                                                 MARKET
   AMOUNT                                                                  VALUE
    (000)   SECURITY                                                       (000)
--------------------------------------------------------------------------------

            MONEY MARKET INSTRUMENT (2.8%)
   $7,967   American General Finance Corp. Commercial Paper, 2.15%,
              12/03/2001  (cost: $7,966)                                   7,966
--------------------------------------------------------------------------------

            TOTAL INVESTMENTS (COST: $250,314)                          $279,885
================================================================================

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA WORLD GROWTH FUND
NOVEMBER 30, 2001 (UNAUDITED)


PORTFOLIO SUMMARY BY CONCENTRATION
--------------------------------------------------------------------------------

             Pharmaceuticals                                    11.1%
             Banks                                               8.1
             Diversified Financial Services                      4.8
             Multi-Line Insurance                                4.6
             Integrated Oil & Gas                                4.5
             Integrated Telecommunication Services               4.4
             Telecommunication Equipment                         3.7
             Specialty Chemicals                                 2.8
             Railroads                                           2.6
             Semiconductors                                      2.6
             Broadcasting & Cable TV                             2.5
             Computer Hardware                                   2.4
             Industrial Conglomerates                            2.1
             Systems Software                                    2.0
             Consumer Electronics                                1.6
             General Merchandise Stores                          1.6
             Electrical Components & Equipment                   1.5
             Household Products                                  1.5
             Application Software                                1.4
             Life & Health Insurance                             1.4
             Multi-Utilities                                     1.4
             Data Processing Services                            1.3
             Tobacco                                             1.3
             Advertising                                         1.2
             Oil & Gas Equipment & Services                      1.2
             Soft Drinks                                         1.2
             Property & Casualty Insurance                       1.1
             Diversified Metals & Mining                         1.0
             Hotels                                              1.0
             Publishing & Printing                               1.0
             Other                                              20.5
                                                                ----
             Total                                              99.4%
                                                                ====

32

NOTES
--------------------------------------------------------------------------------
                          to Portfolio of INVESTMENTS


USAA WORLD GROWTH FUND
NOVEMBER 30, 2001 (UNAUDITED)


GENERAL NOTES
--------------------------------------------------------------------------------

          Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

          The percentages shown represent the percentages of the investments to net assets.

          ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

          GDR - Global Depositary Receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES
--------------------------------------------------------------------------------

          (a) Represents less than 0.1% of net assets.

          * Non-income-producing security.




          SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                           of ASSETS and LIABILITIES
                           (in thousands)


USAA WORLD GROWTH FUND
NOVEMBER 30, 2001 (UNAUDITED)


ASSETS

   Investments in securities, at market value (identified cost of $250,314)           $279,885
   Cash                                                                                     24
   Cash denominated in foreign currencies (identified cost of $1,508)                    1,466
   Receivables:
      Capital shares sold                                                                  164
      Dividends and interest                                                               457
      Securities sold                                                                    1,258
   Unrealized appreciation on foreign currency contracts held, at value                      1
                                                                                      --------
         Total assets                                                                  283,255
                                                                                      --------
LIABILITIES

   Securities purchased                                                                  1,142
   Capital shares redeemed                                                                 214
   USAA Investment Management Company                                                      172
   USAA Transfer Agency Company                                                             68
   Accounts payable and accrued expenses                                                    20
                                                                                      --------
         Total liabilities                                                               1,616
                                                                                      --------
            Net assets applicable to capital shares outstanding                       $281,639
                                                                                      ========
REPRESENTED BY:

   Paid-in capital                                                                    $260,026
   Accumulated undistributed net investment income                                         969
   Accumulated net realized loss on investments                                         (8,871)
   Net unrealized appreciation of investments                                           29,571
   Net unrealized depreciation on foreign currency translations                            (56)
                                                                                      --------
            Net assets applicable to capital shares outstanding                       $281,639
                                                                                      ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                      19,547
                                                                                      ========
   Net asset value, redemption price, and offering price per share                    $  14.41
                                                                                      ========


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

34

STATEMENT
--------------------------------------------------------------------------------
                                 of OPERATIONS
                                 (in thousands)


USAA WORLD GROWTH FUND
SIX-MONTH PERIOD ENDED NOVEMBER 30, 2001 (UNAUDITED)


NET INVESTMENT LOSS

   Income:
      Dividends (net of foreign taxes withheld of $184)                $  1,647
      Interest                                                              140
                                                                       --------
         Total income                                                     1,787
                                                                       --------

   Expenses:
      Management fees                                                     1,086
      Administrative and servicing fees                                     140
      Transfer agent's fees                                                 423
      Custodian's fees                                                      142
      Postage                                                                65
      Shareholder reporting fees                                             56
      Trustees' fees                                                          3
      Registration fees                                                      23
      Professional fees                                                      22
      Other                                                                   4
                                                                       --------
         Total expenses                                                   1,964
      Expenses paid indirectly                                               (2)
                                                                       --------
         Net expenses                                                     1,962
                                                                       --------
            Net investment loss                                            (175)
                                                                       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY

   Net realized gain (loss) on:
      Investments                                                         2,709
      Foreign currency transactions                                         (85)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                       (32,468)
      Foreign currency translations                                          27
                                                                       --------
            Net realized and unrealized loss                            (29,817)
                                                                       --------
Decrease in net assets resulting from operations                       $(29,992)
                                                                       ========


      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS
--------------------------------------------------------------------------------
                            of Changes in NET ASSETS
                            (in thousands)


USAA WORLD GROWTH FUND
SIX-MONTH PERIOD ENDED NOVEMBER 30, 2001 (UNAUDITED),
AND YEAR ENDED MAY 31, 2001


                                                        11/30/2001     5/31/2001
                                                        ------------------------
FROM OPERATIONS

   Net investment income gain (loss)                     $   (175)     $  1,527
   Net realized gain (loss) on investments                  2,709       (11,034)
   Net realized loss on foreign currency transactions         (85)         (251)
   Change in net unrealized appreciation/depreciation of:
      Investments                                         (32,468)      (66,292)
      Foreign currency translations                            27           (43)
                                                          ---------------------
      Decrease in net assets resulting
         from operations                                  (29,992)      (76,093)
                                                          ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                                        -        (1,423)
                                                          ---------------------
   Net realized gains                                           -       (20,253)
                                                          ---------------------

FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                               20,487       112,667
   Reinvested dividends                                         -        21,015
   Cost of shares redeemed                                (29,125)     (130,114)
                                                          ---------------------
      Increase (decrease) in net assets from capital
         share transactions                                (8,638)        3,568
                                                          ---------------------
Net decrease in net assets                                (38,630)      (94,201)

NET ASSETS

   Beginning of period                                    320,269       414,470
                                                          ---------------------
   End of period                                         $281,639      $320,269
                                                         ======================
Accumulated undistributed net investment income:
   End of period                                         $    969      $  1,229
                                                         ======================
CHANGE IN SHARES OUTSTANDING

   Shares sold                                              1,419         6,077
   Shares issued for dividends reinvested                       -         1,008
   Shares redeemed                                         (2,018)       (7,048)
                                                         ----------------------
      Increase (decrease) in shares outstanding              (599)           37
                                                         ======================


      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

36

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements


USAA WORLD GROWTH FUND
NOVEMBER 30, 2001 (UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

          USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this semiannual report pertains only to the USAA World Growth Fund (the
          Fund). The Fund's investment objective is capital appreciation.

          A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

              1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

              2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

              3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA WORLD GROWTH FUND
NOVEMBER 30, 2001 (UNAUDITED)


              4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Trust's Board of Trustees.

          B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to decrease accumulated undistributed net investment income and decrease accumulated net realized loss on investments by $85,000.

          C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

38

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA WORLD GROWTH FUND
NOVEMBER 30, 2001 (UNAUDITED)


          D. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers. Because the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

              1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

              2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

              Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

              Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities, as such

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA WORLD GROWTH FUND
NOVEMBER 30, 2001 (UNAUDITED)


              amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

          E. EXPENSES PAID INDIRECTLY - The Fund's custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the six-month period ended November 30, 2001, custodian fee offset arrangements reduced expenses by $2,000.

          F. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
--------------------------------------------------------------------------------

          The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

40

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA WORLD GROWTH FUND
NOVEMBER 30, 2001 (UNAUDITED)


          Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 2001.


(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

          Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 2001, the Fund had a post-October deferred capital loss for federal income tax purposes of $10,815,000, which will be recognized for tax purposes on the first day of the following fiscal year.


(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

          Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended November 30, 2001, were $97,315,000 and $111,400,000, respectively.

          The  cost  of   securities   for  federal   income  tax   purposes  is
          approximately the same as that reported in the financial statements.

          Gross unrealized appreciation and depreciation of investments as of November 30, 2001, were $60,521,000 and $30,950,000, respectively.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA WORLD GROWTH FUND
NOVEMBER 30, 2001 (UNAUDITED)


(5) FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

          A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund's giving up the opportunity for potential profit.

          At November 30, 2001, the terms of open foreign currency contracts were as follows (in thousands):

          FOREIGN CURRENCY CONTRACTS TO BUY:

--------------------------------------------------------------------------------
                          U.S. DOLLAR
 EXCHANGE   CONTRACTS TO  VALUE AS OF   IN EXCHANGE     UNREALIZED   UNREALIZED
   DATE        RECEIVE      11/30/01  FOR U.S. DOLLAR  APPRECIATION DEPRECIATION
--------------------------------------------------------------------------------
 12/03/01        642          $69          $69              $-           $-
            Mexican Peso
--------------------------------------------------------------------------------


          FOREIGN CURRENCY CONTRACTS TO SELL:

                          U.S. DOLLAR
 EXCHANGE   CONTRACTS TO  VALUE AS OF   IN EXCHANGE     UNREALIZED   UNREALIZED
   DATE        DELIVER      11/30/01  FOR U.S. DOLLAR  APPRECIATION DEPRECIATION
--------------------------------------------------------------------------------
 12/03/01       1,349         $173        $173              $-           $-
          Hong Kong Dollar
 12/04/01      24,455         $198        $199              $1           $-
            Japanese Yen
--------------------------------------------------------------------------------
                              $371        $372              $1           $-
================================================================================

42

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA WORLD GROWTH FUND
NOVEMBER 30, 2001 (UNAUDITED)


(6) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund had no securities-lending transactions during the six-month period ended November 30, 2001.


(7) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

          A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 0.75% of the Fund's average net assets.

              Beginning with the month ending July 31, 2002, the investment management fee for the Fund will be composed of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Global Funds Index, which tracks the total return performance of the top 30 largest funds in

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA WORLD GROWTH FUND
NOVEMBER 30, 2001 (UNAUDITED)


              the Lipper Global Funds category. The base fee for the Fund will be computed as referenced above. The performance adjustment will be calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. For the month ending July 31, 2002, the performance period will consist of the previous 12-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

       OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX1             AS A % OF THE FUND'S AVERAGE NET ASSETS
       ----------------------------------------------------------------------
       +/-   1.00% to 4.00%           +/-  0.04%
       +/-   4.01% to 7.00%           +/-  0.05%
       +/-   7.01% and greater        +/-  0.06%

       (1) Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

44

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA WORLD GROWTH FUND
NOVEMBER 30, 2001 (UNAUDITED)


          B. ADMINISTRATIVE AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, effective August 1, 2001, the Manager receives a fee computed at an annualized rate of 0.15% of the Fund's monthly average net assets. Prior to August 1, 2001, the Manager performed these services; however, no separate fee was charged.

          C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. Prior to August 1, 2001, the annual charge per account was $26.

          D. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.


(8) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

          Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA WORLD GROWTH FUND
NOVEMBER 30, 2001 (UNAUDITED)


(9) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                             PERIOD ENDED
                             NOVEMBER 30,                     YEAR ENDED MAY 31,
                             -------------------------------------------------------------------------
                               2001          2001         2000         1999        1998          1997
                             -------------------------------------------------------------------------


Net asset value at
   beginning of period       $  15.90     $  20.61     $  18.11     $  18.36     $  16.84     $  15.50
Net investment income            (.02)         .07          .05          .10          .11          .11
Net realized and
   unrealized gain (loss)       (1.47)       (3.70)        3.94          .27         2.51         2.28
Distributions from net
   investment income                -         (.07)        (.06)        (.10)        (.08)        (.14)
Distributions of realized
   capital gains                    -        (1.01)       (1.43)        (.52)       (1.02)        (.91)
                             -------------------------------------------------------------------------
Net asset value at
   end of period             $  14.41     $  15.90     $  20.61     $  18.11     $  18.36     $  16.84
                             =========================================================================
Total return (%) *              (9.37)      (18.83)       22.59         2.06        16.29        16.52
Net assets at end
   of period (000)           $281,639     $320,269     $414,470     $326,702     $356,880     $306,799
Ratio of expenses to
   average net assets (%)        1.36a,b      1.14b        1.12         1.16         1.13         1.20
Ratio of net investment
   income to average
   net assets (%)                (.12)a        .41          .39          .55          .64          .63
Portfolio turnover (%)          34.48        38.30        39.20        51.19        45.04        50.02



 *  Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Reflects total expenses prior to any custodian fee offset arrangement.



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46

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                                                                              47

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                     TRUSTEES   Robert G. Davis, CHAIRMAN OF THE BOARD
                                Christopher W. Claus, VICE CHAIRMAN OF THE BOARD Barbara B. Dreeben
                                Robert L. Mason, Ph.D.
                                David G. Peebles
                                Michael F. Reimherr
                                Laura T. Starks, Ph.D.
                                Richard A. Zucker

          INVESTMENT ADVISER,   USAA Investment Management Company
                 UNDERWRITER,   9800 Fredericksburg Road
              AND DISTRIBUTOR   San Antonio, Texas 78288

               TRANSFER AGENT   USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

                LEGAL COUNSEL   Goodwin Procter LLP
                                Exchange Place
                                Boston, Massachusetts 02109

                    CUSTODIAN   State Street Bank and Trust Company
                                P.O. Box 1713
                                Boston, Massachusetts 02105

         INDEPENDENT AUDITORS   KPMG LLP
                                112 East Pecan, Suite 2400
                                San Antonio, Texas 78205

                    TELEPHONE   Call toll free - Central Time
             ASSISTANCE HOURS   Monday - Friday, 6 a.m. to 10 p.m.
                                Saturday, 8:30 a.m. to 5 p.m.
                                Sunday, 11:30 a.m. to 8 p.m.

               FOR ADDITIONAL   1-800-531-8181, in San Antonio 456-7200
            INFORMATION ABOUT   For account servicing, exchanges,
                 MUTUAL FUNDS   or redemptions
                                1-800-531-8448, in San Antonio 456-7202

              RECORDED MUTUAL   24-hour service (from any phone)
            FUND PRICE QUOTES   1-800-531-8066, in San Antonio 498-8066

                  MUTUAL FUND   (from touch-tone phones only)
            USAA TOUCHLINE(R)   For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                1-800-531-8777, in San Antonio 498-8777

              INTERNET ACCESS   USAA.COM

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